THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. (the "Plan Agent"), at (800) 852-4750. In addition, information on the Fund is now available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. In addition, since the Fund expects, if eligible, to make an election to treat the 10% Indian withholding tax paid (on income and capital gain distributions from the Unit Trust of India trust fund arrangement to the
Fund), if any, as paid by shareholders, the amount of such withholding tax will be included in the income of the Fund's shareholders, although the number of shares received under the Plan will be based on the cash dividend amount distributed to other Fund shareholders not participating in the Plan. With certain limitations, Fund shareholders who are Plan participants may be able to credit such withholding tax against their tax liabilities on foreign source income.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the rights to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, N.A., 300 Bellevue Parkway, Wilmington, Delaware 19809.

SHARE REPURCHASE PROGRAM AND OTHER BOARD ACTION

At a Special Meeting of the Board of Directors held on August 18, 2000, the Board approved a share repurchase program for up to 20% of the Fund's common stock. The Fund intends to commence this share repurchase program during the fourth quarter of 2000. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interests of stockholders of the Fund.

If the average of the closing prices of the common stock of the Fund on the New York Stock Exchange for the last trading day in each week during a 12-week period (commencing in the second quarter of 2001 and ending in the third quarter of 2001, as set by the Board of Directors) represents a discount of 20% or more from the average net asset value of the Fund as determined on the same days in the same period, the Board of Directors intends to consider taking appropriate actions in the fourth quarter of 2001 to address the Fund's discount.

BYLAW AMENDMENTS

On January 24, 2000, the Board of Directors approved amendments to the Fund's Bylaws to set forth provisions requiring a stockholder who wishes to make a proposal at a stockholders' meeting to give advance notice of the proposal. These provisions are intended to keep order at a stockholders' meeting by eliminating surprises and to protect the interests of stockholders.

The Fund's advance notice Bylaw provisions provide that, in the case of annual stockholders' meetings, notice of any stockholder nomination or business proposal must be given no less than 60 days and no more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the event that the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year's meeting, however, notice by a stockholder must be delivered (i) not earlier than the 90th day prior to the annual meeting and not

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

later than the close of business on the 60th day prior to the annual meeting or
(ii) the tenth day following the day on which public announcement of the date of the annual meeting is first made. In the case of a special meeting of stockholders, notice must be delivered by a stockholder (i) not earlier than the 90th day prior to such special meeting and not later than the close of business the 60th day prior to such special meeting or (ii) the tenth day following the day on which public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is made.

With respect to candidate nominations, the advance notice provisions require a stockholder to disclose all information about the nominee that would need to be included in a proxy statement filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. With respect to any other business that the stockholder proposes to bring before a stockholders meeting, a stockholder is required to disclose (i) a brief description of the business desired to be brought before the meeting, (ii) the reasons for conducting such business at the meeting and (iii) any material interest in such business of such stockholder and of the beneficial owners, if any, on whose behalf the proposal is made. In both instances a stockholder is required to provide in its notice the name and address of such stockholder, the names and addresses of beneficial holders, if any, and the class and number of shares of stock of the Fund which are owned beneficially and of record by such stockholder and such beneficial owners, if any.

At the meeting of the Board of Directors held on April 12, 2000, the Board approved an amendment to Section 6 of the Fund's Bylaws which changed the quorum requirement for stockholders' meetings from 1/3 of the shares entitled to vote there at to a majority of those shares, in order to conform with Maryland law.

AMENDED CODE OF ETHICS

At a meeting of the Board of Directors of the Fund held on January 24, 2000, the Directors adopted an amended Code of Ethics and Compliance Procedures to conform to the amendments to Rule 17j-1 under the Investment Company Act of 1940, adopted by the Securities and Exchange Commission on August 27, 1999. In accordance with Rule 17j-1, the Fund filed an amendment to its Registration Statement on approximately March 8, 2000 to reflect the adoption of an amended Code of Ethics.

OTHER INFORMATION

At the Annual Meeting of Stockholders of the Fund, as reconvened on October 21, 1999, the stockholders approved a proposal to change the Fund's sub-classification under the Investment Company Act of 1940 from a diversified investment company to a non-diversified investment company, and the elimination of the Fund's corresponding investment restriction regarding diversification.

Since June 30, 1999, there have no material changes in the principal risk factors associated with investments in the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

                                                                  August 9, 2000

Dear Shareholders:

The Indian economy grew 6.4% during the 1999-2000 fiscal year (year ended
March 31, 2000). With signs of revival in the industrial sector and improved growth in the agriculture sector, the economy is expected to grow 7.0% during the 2000-01 fiscal year (year ending March 31, 2001). The upward trend in the stock market during the 1999-2000 fiscal year reflects the growing confidence of investors in the Indian economy.

Several economic indicators point towards a sustained high growth phase for the Indian economy. The business confidence index has improved during the past year. A strong demand for exports and a flourishing domestic consumer demand have contributed to continued industrial recovery. The 1999-2000 fiscal year was characterized by a low annual inflation rate of 3.2%. Non-food credit growth was 20.6% for the 1999-2000 fiscal year compared to 13.0% in the previous year. Demand for bank credit has increased due to acceleration in industrial growth.

The Indian corporate sector performed well during the 1999-2000 fiscal year with sales growth exceeding 20%, due primarily to the growth in the Indian information technology ("IT") sector. The Nasscom-McKinsey ("Nasscom") report on the IT industry has predicted a 40% compounded annual growth rate in this industry by 2008. The report has forecasted annual earnings in the IT industry to be US $85 billion through 2008, of which US $50 billion is expected to come from exports. Nasscom has also estimated the Indian business e-commerce potential to be greater than US $10 billion per year by 2005.

During the 1996-97 fiscal year, the Fund began investing in the IT sector which has greatly contributed to the improvement in the performance of the Fund. Both the IT sector and the telecommunications sector in India remain attractive to foreign investors and the Fund intends to continue to take advantage of superior investment opportunities in these areas.

The balance of payments situation remained stable through March 31, 2000 with capital inflows greater than US $9.1 billion and foreign institutional investor inflows estimated to be US $3.0 billion. The current account deficit is estimated to be less than 1% of gross domestic product ("GDP") for the 1999-2000 fiscal year. Exports increased 13.3% (in US dollar terms) during the 1999-2000 fiscal year, growing more than 30% during April and May 2000. Import growth remained stable at 11.5% during the 1999-2000 fiscal year. Foreign investor confidence continues to be high with foreign exchange reserves increasing
US $5.5 billion to US $35 billion as of March 31, 2000.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

Sustained buying by foreign and domestic institutional investors and retail investors has led to improved valuations in the stock market. The upward trend in the stock market has helped revive investor interest in the new issue (primary) market. During the 1999-2000 fiscal year, Rs. 616 billion were raised in the Indian domestic primary market. Several companies in the information technology and other sectors raised approximately US $925 million overseas by issuing American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") during the 1999-2000 fiscal year.

The focus on improving corporate governance by several Indian corporations as well as improvements in the Indian regulatory scheme has created a more favorable investment climate in India. In addition, the introduction of derivative products permitted by the recent amendments to the Securities Contract Regulation Act is expected to enable investors to hedge their risk more effectively.

We believe the India Growth Fund Inc. offers a solid opportunity for capital growth and our outlook for the Indian stock markets is positive. The Fund will continue to take advantage of the potential for growth in the Indian stock market.

Sincerely,

/s/ P.S. Subramanyam

P.S. Subramanyam
Chairman of the Board
& President

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The gross domestic product ("GDP") of India grew 6.4% during the 1999-2000 fiscal year (year ended March 31, 2000) compared to 6.8% during the 1998-99 fiscal year. Due to a favorable monsoon season, GDP is expected to grow 7.0% during the 2000-01 fiscal year.

    - Agricultural production increased 1.3% during the 1999-2000 fiscal year with foodgrain production at 205.9 million tons during the 1999-2000 fiscal year compared to 203 million tons during the 1998-99 fiscal year. The Indian government estimates that foodgrain production will reach 212 million tons during the 2000-01 fiscal year.

    - During the 1999-2000 fiscal year, industrial growth increased to 8.2% from 4.0% during the 1998-99 fiscal year. Output in the manufacturing sector rose 9.3% during the 1999-2000 fiscal year, compared to 4.3% during the 1998-99 fiscal year. A growing demand for exports as well as a flourishing domestic consumer demand have contributed to continued industrial recovery.

    - Due to increased investments in mutual fund products, bank deposit growth declined to 17.9% during the 1999-2000 fiscal year, compared to 19.3% during the 1998-99 fiscal year.

    - Bank credit growth during the 1999-2000 fiscal year was 21.9% compared to 13.8% during the 1998-99 fiscal year. Non-food credit growth was 20.6% during the 1999-2000 fiscal year, compared to 13.0% during the 1998-99 fiscal year. Demand for non-food credit increased due to acceleration in industrial growth. Increased demand is expected to put upward pressure on interest rates.

    - The 1999-2000 fiscal year was characterized by a low annual inflation rate of 3.2%. Recently, the government has imposed price increases for power and fuel leading to a rise in the inflation rate to 6% (on an annualized basis) for the period from April-June 2000.

    - Exports increased 13.3% (in US dollar terms) during the 1999-2000 fiscal year, growing more than 30% during April and May 2000. Import growth remained stable at 11.5% during the 1999-2000 fiscal year.

    - The rupee depreciated 3% against the dollar from Rs. 43.37 on July 1, 1999 to Rs. 44.65 on June 30, 2000. The confidence of foreign investors continued to be high and foreign exchange reserves increased
      US $5.5 billion to US $35 billion as of March 31, 2000. The balance of payments situation remained stable during the 1999-2000 fiscal year with an estimated net capital inflow of more than US $8 billion and investments by Foreign Instititional Investors ("FIIs") of approximately
      US $3.0 billion.

*Source: Centre for Monitoring Indian Economy ("CMIE") and Government of India Publications

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - The Bombay Stock Exchange Sensitive Index ("BSESI") continued its upward trend, increasing from 4,140.7 points on June 30, 1999 to 5,933.5 points on February 11, 2000. On February 14, 2000, the BSESI reached an all-time intra-day high of 6,151 points due to sustained foreign institutional and retail investor buying. Following the announcement of the budget for fiscal year 2000-01, the market declined to a low of 3,920 points on May 22, 2000. On June 30, 2000, the BSESI closed at 4,748.8 points, posting a one-year return of 14.7%.

    - Foreign Institutional Investor ("FII") investment inflow during the 1999-2000 fiscal year (year ended March 31, 2000) was US $3.0 billion compared to an outflow of US $0.68 billion during the 1998-99 fiscal year. Due to continued interest in the Indian markets, the cumulative FII investment in India has exceeded US $10 billion.

    - During the 1999-2000 fiscal year, Rs. 616 billion were raised from the domestic primary market compared to Rs. 433 billion raised during the 1998-99 fiscal year. Several companies in the information technology and other sectors raised approximately US $925 million during the 1999-2000 fiscal year by issuing American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

    - The Indian corporate sector performed well during the 1999-2000 fiscal year. A survey by the Centre for Monitoring Indian Economy ("CMIE") of 1,179 manufacturing companies indicated a 22.9% increase in revenue during the 1999-2000 fiscal year compared to 8.1% during the 1998-99 fiscal year. In addition, the manufacturing sector's profits increased 26.5% during the 1999-2000 fiscal year, compared to a decrease in profits of 36.4% during the 1998-99 fiscal year.

    - In June 2000, the Bombay Stock Exchange ("BSE") and the National Stock Exchange ("NSE") began trading derivatives. The BSE 30 and CNX S&P-FIFTY (NSE 50) began trading one, two and three month index futures. The volume of index futures trading is expected to increase rapidly as institutional investors' participation in the derivatives market grows.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock Exchange ("BSE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOMBAY STOCK EXCHANGE SENSITIVE INDEX
July 1, 1999 through June 30, 2000

            BSESI
1-Jul-99   4144.52
2-Jul-99   4194.55
5-Jul-99   4306.40
6-Jul-99   4332.70
7-Jul-99   4321.51
8-Jul-99   4326.41
9-Jul-99   4362.87
12-Jul-99  4585.63
13-Jul-99  4615.20
14-Jul-99  4710.25
15-Jul-99  4679.92
16-Jul-99  4639.94
19-Jul-99  4716.81
20-Jul-99  4617.82
21-Jul-99  4659.59
22-Jul-99  4728.78
23-Jul-99  4672.12
26-Jul-99  4625.40
27-Jul-99  4593.22
28-Jul-99  4598.18
29-Jul-99  4603.42
30-Jul-99  4542.34
2-Aug-99   4494.18
3-Aug-99   4527.30
4-Aug-99   4644.07
5-Aug-99   4601.19
6-Aug-99   4575.30
9-Aug-99   4639.20
10-Aug-99  4594.12
11-Aug-99  4553.63
12-Aug-99  4543.64
13-Aug-99  4487.87
16-Aug-99  4558.23
17-Aug-99  4621.00
18-Aug-99  4705.13
19-Aug-99  4630.06
20-Aug-99  4645.81
23-Aug-99  4729.78
24-Aug-99  4792.10
25-Aug-99  4718.73
26-Aug-99  4846.36
27-Aug-99  4870.66
30-Aug-99  4905.89
31-Aug-99  4898.21
1-Sep-99   4824.44
2-Sep-99   4729.73
3-Sep-99   4709.93
6-Sep-99   4832.56
7-Sep-99   4773.65
8-Sep-99   4781.62
9-Sep-99   4764.59
10-Sep-99  4760.21
14-Sep-99  4731.12
15-Sep-99  4661.04
16-Sep-99  4571.09
17-Sep-99  4618.39
20-Sep-99  4641.07
21-Sep-99  4633.00
22-Sep-99  4687.23
23-Sep-99  4735.81
24-Sep-99  4757.82
27-Sep-99  4715.67
28-Sep-99  4733.42
29-Sep-99  4797.41
30-Sep-99  4764.42
1-Oct-99   4702.31
4-Oct-99   4654.72
5-Oct-99   4708.92
6-Oct-99   4697.70
7-Oct-99   4963.10
8-Oct-99   4981.74
11-Oct-99  5031.78
12-Oct-99  5057.32
13-Oct-99  5032.99
14-Oct-99  5075.39
15-Oct-99  4884.02
18-Oct-99  4930.69
20-Oct-99  4943.14
21-Oct-99  4836.91
22-Oct-99  4783.08
25-Oct-99  4816.01
26-Oct-99  4814.34
27-Oct-99  4756.20
28-Oct-99  4594.57
29-Oct-99  4444.56
1-Nov-99   4720.74
2-Nov-99   4491.56
3-Nov-99   4456.18
4-Nov-99   4485.92
5-Nov-99   4598.45
9-Nov-99   4621.96
11-Nov-99  4639.36
12-Nov-99  4629.61
15-Nov-99  4585.92
16-Nov-99  4578.87
17-Nov-99  4541.48
18-Nov-99  4606.16
19-Nov-99  4584.10
22-Nov-99  4636.31
24-Nov-99  4686.11
25-Nov-99  4740.68
26-Nov-99  4704.99
29-Nov-99  4639.43
30-Nov-99  4622.21
1-Dec-99   4614.96
2-Dec-99   4691.67
3-Dec-99   4714.14
6-Dec-99   4835.98
7-Dec-99   4864.62
8-Dec-99   4799.22
9-Dec-99   4839.16
10-Dec-99  4788.47
13-Dec-99  4802.96
14-Dec-99  4690.78
15-Dec-99  4665.56
16-Dec-99  4710.49
17-Dec-99  4675.85
20-Dec-99  4746.61
21-Dec-99  4786.01
22-Dec-99  4948.54
23-Dec-99  4969.22
24-Dec-99  4874.73
27-Dec-99  4818.37
28-Dec-99  4861.93
29-Dec-99  4939.47
30-Dec-99  5005.82
3-Jan-00   5375.11
4-Jan-00   5491.01
5-Jan-00   5357.00
6-Jan-00   5421.53
7-Jan-00   5414.48
10-Jan-00  5518.39
11-Jan-00  5296.30
12-Jan-00  5491.20
13-Jan-00  5444.82
14-Jan-00  5471.27
17-Jan-00  5404.07
18-Jan-00  5464.51
19-Jan-00  5478.24
20-Jan-00  5355.80
21-Jan-00  5423.05
24-Jan-00  5458.06
25-Jan-00  5367.79
27-Jan-00  5369.10
28-Jan-00  5335.80
31-Jan-00  5205.29
1-Feb-00   5215.54
2-Feb-00   5304.92
3-Feb-00   5340.19
4-Feb-00   5313.59
7-Feb-00   5474.00
8-Feb-00   5610.56
9-Feb-00   5649.10
10-Feb-00  5789.04
11-Feb-00  5933.56
14-Feb-00  5924.31
15-Feb-00  5803.19
16-Feb-00  5725.50
17-Feb-00  5835.15
18-Feb-00  5721.65
21-Feb-00  5876.89
22-Feb-00  5883.33
23-Feb-00  5642.46
24-Feb-00  5810.17
25-Feb-00  5623.08
28-Feb-00  5740.69
29-Feb-00  5446.98
1-Mar-00   5642.12
2-Mar-00   5528.31
3-Mar-00   5378.27
6-Mar-00   5520.69
7-Mar-00   5589.85
8-Mar-00   5511.42
9-Mar-00   5328.79
10-Mar-00  5301.78
13-Mar-00  5129.22
14-Mar-00  5175.71
15-Mar-00  5249.76
16-Mar-00  5102.41
21-Mar-00  5133.24
22-Mar-00  5201.87
23-Mar-00  5115.02
24-Mar-00  5141.42
27-Mar-00  5146.30
28-Mar-00  5156.12
29-Mar-00  5102.46
30-Mar-00  5041.08
31-Mar-00  5001.28
3-Apr-00   5052.94
4-Apr-00   4691.46
5-Apr-00   4757.06
6-Apr-00   4866.73
7-Apr-00   5219.20
10-Apr-00  5442.86
11-Apr-00  5541.54
12-Apr-00  5426.82
13-Apr-00  5172.13
17-Apr-00  4880.71
18-Apr-00  4745.47
19-Apr-00  4665.81
20-Apr-00  4657.42
24-Apr-00  4511.05
25-Apr-00  4533.99
26-Apr-00  4792.95
27-Apr-00  4679.63
28-Apr-00  4657.55
2-May-00   4372.22
3-May-00   4335.29
4-May-00   4553.92
5-May-00   4693.88
8-May-00   4463.40
9-May-00   4578.49
10-May-00  4458.40
11-May-00  4251.36
12-May-00  4107.14
15-May-00  4212.53
16-May-00  4230.13
17-May-00  4234.23
18-May-00  4192.44
19-May-00  4068.65
22-May-00  3920.18
23-May-00  3943.54
24-May-00  3933.65
25-May-00  3999.03
26-May-00  4084.71
29-May-00  4189.85
30-May-00  4311.77
31-May-00  4433.61
1-Jun-00   4325.47
2-Jun-00   4453.47
5-Jun-00   4531.53
6-Jun-00   4591.68
7-Jun-00   4604.84
8-Jun-00   4728.81
9-Jun-00   4729.63
12-Jun-00  4639.46
13-Jun-00  4615.13
14-Jun-00  4625.04
15-Jun-00  4653.22
16-Jun-00  4764.67
19-Jun-00  4837.24
20-Jun-00  4863.90
21-Jun-00  4731.57
22-Jun-00  4794.16
23-Jun-00  4721.70
26-Jun-00  4670.09
27-Jun-00  4686.91
28-Jun-00  4748.80
29-Jun-00  4792.74
30-Jun-00  4748.77
3-Jul-00   4844.98

The Bombay Stock Exchange Sensitive Index ("BSESI") reached an all time high of 6,151 points before closing at 5,924 points on February 14, 2000. Information technology, telecommunications and media were among the best performing sectors.

India experienced a net inflow of investments by FIIs during the peaks of both the Dow Jones Industrial Average and the Nasdaq on January 14, 2000 and
March 24, 2000, respectively. Investments by FIIs began to decline in May 2000. Recently, however, investments by FIIs have increased due to the emergence of broad based buying.

FUND PERFORMANCE

The Fund achieved a compound annual growth rate ("CAGR") of 25.8% in rupee terms from August 19, 1988 through June 30, 2000 compared to a CAGR of 18.6% registered by the BSESI during the same period.

The performance of the Fund's rupee net asset value ("NAV") through June 30, 2000 was superior to the 12 month performance of both the BSESI and CRISIL 500 index. For the 12 month period ended June 30, 2000, the BSESI and CRISIL 500 index increased 14.7% and 27.0%, respectively, while the Fund's rupee NAV increased 37.7%.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (continued)
----------------------------------------------------------------------

The Fund's rupee NAV underperformed the BSESI for the three and six month periods ended June 30, 2000. The Fund's underperformance is attributable, in part, to the Fund's 40.7% allocation to the information technology sector which experienced a decline of 50-60% in market prices during the period from March-May 2000.

The Fund's dollar NAV increased 31.0% from US $13.55 at June 30, 1999 to
US $17.75 at June 30, 2000. The market price of the Fund was US $11.38 at
June 30, 2000. During the year ended June 30, 2000, the price on the NYSE reached a closing high of US $20.88 on February 9, 2000 when the NAV was US $26.53, representing a discount of 21.3%. The NAV reached a high of US $28.84 on March 8, 2000 when the closing price was US $18.75, representing a discount of 35.0%.

The beta (a measure of risk) of the Fund was 0.82 at June 30, 1999 and 0.83 at June 30, 2000. The strategy of maintaining a defensive posture in terms of risk was a conscious decision undertaken in view of market volatility.

INVESTMENT STRATEGY

The Fund held positions in 119 companies at June 30, 2000 compared to 153 positions at June 30, 1999. However, 99% of the Fund's investments are in 88 companies, 50% of which were in 9 companies. During the twelve months ended June 30, 2000, the BSESI increased 14.7%. During this period, 22 of the Fund's top 40 stocks outperformed the BSESI. These superior performers represented 56.6% of the Fund's assets at June 30, 2000.

At June 30, 2000, the Fund had investments in 29 sectors. The largest investment in terms of market value was in computer software (25.0%) followed by computer training (14.4%), pharmaceuticals (10.7%), automobiles (8.4%) and consumer products (7.8%). The Fund has reduced its holdings in sectors perceived to have limited growth potential such as hotels, packaging, paints, rubber products and shipping.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (concluded)
----------------------------------------------------------------------

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUPEE NAV VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
 July 7, 1999 through June 30, 2000

           BSESI   RENAV
07-Jul-99  100.00  100.00
14-Jul-99  109.00  104.91
21-Jul-99  107.82  107.57
28-Jul-99  106.40  108.54
04-Aug-99  107.46  110.23
11-Aug-99  105.37  108.89
18-Aug-99  108.88  115.49
25-Aug-99  109.19  113.98
01-Sep-99  111.64  116.64
08-Sep-99  110.46  116.82
15-Sep-99  107.86  116.32
22-Sep-99  108.46  120.81
29-Sep-99  111.01  123.99
06-Oct-99  108.71  123.57
13-Oct-99  116.46  137.33
20-Oct-99  114.38  134.88
27-Oct-99  110.06  125.56
03-Nov-99  103.12  119.01
10-Nov-99  106.95  129.57
17-Nov-99  105.09  126.01
24-Nov-99  108.44  132.39
01-Dec-99  106.79  136.23
08-Dec-99  111.05  144.42
15-Dec-99  107.96  147.12
22-Dec-99  114.51  159.93
29-Dec-99  112.51  163.09
05-Jan-00  123.96  176.87
12-Jan-00  127.07  169.25
19-Jan-00  126.77  177.52
26-Jan-00  124.21  181.28
02-Feb-00  122.76  191.46
09-Feb-00  130.72  195.85
16-Feb-00  132.49  199.11
23-Feb-00  130.57  215.38
01-Mar-00  130.56  212.38
08-Mar-00  127.53  213.57
15-Mar-00  121.48  194.75
22-Mar-00  120.37  195.98
29-Mar-00  118.07  188.44
05-Apr-00  110.08  153.89
12-Apr-00  125.58  174.92
19-Apr-00  107.97  143.68
26-Apr-00  110.91  138.55
03-May-00  100.32  120.77
10-May-00  103.17  129.36
17-May-00   97.98  116.99
24-May-00   91.02  109.23
31-May-00  102.59  120.84
07-Jun-00  106.56  132.24
14-Jun-00  107.02  133.29
21-Jun-00  109.49  137.03
28-Jun-00  109.89  132.08
30-Jun-00  109.89  131.45

   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   RELATIVE PERFORMANCE OF NORMALIZED RUPEE NAV
   VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
   July 7, 1999 through June 30, 2000

           RENAV   BSESI
07-Jul-99  100.00    100
14-Jul-99   96.25    100
21-Jul-99   99.76    100
28-Jul-99  102.01    100
04-Aug-99  102.58    100
11-Aug-99  103.34    100
18-Aug-99  106.07    100
25-Aug-99  104.38    100
01-Sep-99  104.48    100
08-Sep-99  105.75    100
15-Sep-99  107.85    100
22-Sep-99  111.39    100
29-Sep-99  111.69    100
06-Oct-99  113.67    100
13-Oct-99  117.92    100
20-Oct-99  117.92    100
27-Oct-99  114.08    100
03-Nov-99  115.41    100
10-Nov-99  121.15    100
17-Nov-99  119.91    100
24-Nov-99  122.09    100
01-Dec-99  127.56    100
08-Dec-99  130.05    100
15-Dec-99  136.27    100
22-Dec-99  139.67    100
29-Dec-99  144.97    100
05-Jan-00  142.68    100
12-Jan-00  133.19    100
19-Jan-00  140.03    100
26-Jan-00  145.94    100
02-Feb-00  155.97    100
09-Feb-00  149.82    100
16-Feb-00  150.29    100
23-Feb-00  164.96    100
01-Mar-00  162.67    100
08-Mar-00  167.46    100
15-Mar-00  160.31    100
22-Mar-00  162.81    100
29-Mar-00  159.60    100
05-Apr-00  139.80    100
12-Apr-00  139.29    100
19-Apr-00  133.08    100
26-Apr-00  124.92    100
03-May-00  120.39    100
10-May-00  125.39    100
17-May-00  119.41    100
24-May-00  120.00    100
31-May-00  117.79    100
07-Jun-00  124.10    100
14-Jun-00  124.54    100
21-Jun-00  125.15    100
28-Jun-00  120.20    100
30-Jun-00  119.62    100

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Holdings -- June 30, 2000
---------------------------------------------------------

    The Fund had positions in 119 companies at June 30, 2000. The top 20 holdings as of this date are as follows:

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
 1.   Software Solutions Integrated Ltd. ...............           11.91%
 2.   Satyam Computer Services Ltd. ....................            8.30
 3.   Hindustan Lever Ltd. .............................            6.67
 4.   Hero Honda Motors Ltd. ...........................            5.09
 5.   Infosys Technologies .............................            5.02
 6.   ITC Ltd. .........................................            3.97
 7.   DSQ Software Ltd. ................................            3.83
 8.   NIIT Ltd. ........................................            3.43
 9.   Reliance Industries Ltd. .........................            3.18
10.   Zee Telefilms Ltd. ...............................            3.16
11.   Mastek Ltd. ......................................            3.05
12.   Sun Pharmaceuticals Industries Ltd. ..............            1.95
13.   Punjab Tractors Ltd. .............................            1.94
14.   SmithKline Beecham Consumer Healthcare Ltd. ......            1.76
15.   Mahindra & Mahindra Ltd. .........................            1.63
16.   Global Tele Systems Ltd. .........................            1.58
17.   Dr. Reddys Laboratories ..........................            1.56
18.   Novartis India Ltd. ..............................            1.54
19.   Wilpro Ltd. ......................................            1.54
20.   Himachal Futuristics Ltd. ........................            1.46
                                                                   -----
      Total ............................................           72.57%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
June 30, 2000
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--106.69%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--105.19%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
ALUMINUM--1.05%
1,542,220   National Aluminum Ltd. ...........................  $  1,828,904
                                                                ------------
AQUACULTURE--0.00%
   89,900   Aqua Marine Foods Ltd.* # ........................            20
      100   King International Aqua Ltd.* # ..................             0
                                                                ------------
                                                                          20
                                                                ------------
AUTOMOBILES & AUTO ANCILLARIES--9.02%
   75,325   Exide Industries Ltd. ............................       206,743
  401,579   Hero Honda Motors Ltd. ...........................     8,881,506
  601,596   Mahindra & Mahindra Ltd. .........................     2,850,339
  222,900   Punjab Tractors Ltd. .............................     3,390,926
  150,432   Tata Engineering & Locomotive Co. Ltd. ...........       415,415
                                                                ------------
                                                                  15,744,929
                                                                ------------
CEMENT--0.67%
   12,940   Madras Cements Ltd. ..............................     1,164,774
                                                                ------------
CERAMICS/GRANITES--0.00%
  454,850   Grapco Industries Ltd.* # ........................           102
                                                                ------------
CHEMICALS & DYES--0.26%
    4,601   Colour Chemicals Ltd. ............................       156,115
   19,075   Gujarat Gas Co. Ltd. .............................       166,335
  150,450   Tata Chemicals Ltd. ..............................       139,667
                                                                ------------
                                                                     462,117
                                                                ------------
COMPUTER HARDWARE--0.93%
   25,000   HCL Technology Ltd.* .............................       721,389
  105,300   Moser Baer India Ltd. ............................       904,660
                                                                ------------
                                                                   1,626,049
                                                                ------------
COMPUTER SOFTWARE--26.68%
  112,913   Cybertech Systems & Software Ltd. ................       466,066
  141,141   Cybertech Systems & Software Ltd. (new shares)
              # ..............................................       568,357
  314,100   DSQ Software Ltd. ................................     6,685,441
  474,200   Goldstone Engineering Ltd. .......................     1,656,248
    6,000   Hughes Software System ...........................       405,044
   47,000   Infosys Technologies+ ............................     8,756,684
  131,800   InfoTech Enterprises Ltd. ........................     1,349,290
    1,600   Leading Edge Systems Ltd. ........................        31,633
  147,000   Mastek Ltd. ......................................     5,314,881
   17,900   R.S. Software (India) Ltd. .......................       134,240
  216,934   Satyam Computer Services Ltd. ....................    14,489,636
  384,000   Shonkh Technologies* # ...........................     1,118,029
  141,466   Silverline Industries Ltd. .......................     1,377,591
  110,300   Sonata Software Ltd. .............................     1,526,661
   41,250   Wilpro Ltd. ......................................     2,679,171
                                                                ------------
                                                                  46,558,972
                                                                ------------
COMPUTER TRAINING--15.34%
  120,934   NIIT Ltd. ........................................     5,986,707
  326,400   Software Solutions Integrated Ltd. ...............    20,792,740
                                                                ------------
                                                                  26,779,447
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (continued)
June 30, 2000
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
CONSUMER DURABLES--0.13%
    8,150   Mirc Electronics Ltd. ............................  $     72,346
  250,000   Polar Industries Ltd.* # .........................       147,648
                                                                ------------
                                                                     219,994
                                                                ------------
CONSUMER PRODUCTS--8.33%
   19,900   Archies Greetings & Gifts Ltd. ...................       120,336
   29,900   Archies Greetings & Gifts Ltd. (new shares) # ....       176,788
   10,760   Colgate Palmolive India ..........................        43,401
  183,218   Hindustan Lever Ltd. .............................    11,638,754
    6,800   India Shaving Products Ltd. ......................       155,342
   59,000   Marico Industries Ltd. ...........................       331,140
   37,356   Nirma Ltd. .......................................       737,917
   52,457   Procter & Gamble India Ltd. ......................       785,798
1,011,400   Vashisti Detergents Ltd.* ........................       542,509
                                                                ------------
                                                                  14,531,985
                                                                ------------
DIVERSIFIED--8.19%
  389,782   ITC Ltd. .........................................     6,937,072
  284,779   Larsen & Toubro Ltd. .............................     1,573,460
  130,426   Raymond Ltd.+ ....................................       233,978
  727,533   Reliance Industries Ltd. .........................     5,554,670
                                                                ------------
                                                                  14,299,180
                                                                ------------
ELECTRICALS--0.25%
   50,638   Siemens India Ltd.* ..............................       344,883
   12,659   Siemens India Ltd. (new shares)* .................        86,217
                                                                ------------
                                                                     431,100
                                                                ------------
ENGINEERING--2.04%
  125,000   Bharat Heavy Electric Ltd. .......................       373,600
   90,000   Cummins India Ltd. ...............................       905,342
  145,000   Growel Times Ltd.* # .............................            32
   25,400   Ingersoll Rand India Ltd. ........................       105,468
  174,425   Thermax Ltd. .....................................       368,382
  168,600   Wartsila Diesel India Ltd. .......................       435,755
5,000,000   Welspun Syntex Ltd.* # ...........................     1,371,781
    1,650   Western Paques (India) Ltd.* # ...................             0
                                                                ------------
                                                                   3,560,360
                                                                ------------
FERTILIZERS--0.88%
  112,850   Gujarat Narmada Valley Fertilizers Company
              Ltd. ...........................................        60,406
   95,000   Hindustan Lever Chemicals Ltd. ...................       577,021
  940,950   Indo Gulf Corp. Ltd. .............................       893,534
                                                                ------------
                                                                   1,530,961
                                                                ------------
FINANCE & LEASING--0.42%
  120,000   Credit Rating Information Services of India
              Ltd. ...........................................       725,778
                                                                ------------
FOOD & AGRO PRODUCTS--2.94%
  517,000   Agritech Hatcheries & Foods Ltd.* # ..............        15,632
  244,850   Nestle India Ltd. ................................     2,048,185
  400,717   SmithKline Beecham Consumer Healthcare Ltd. ......     3,072,014
                                                                ------------
                                                                   5,135,831
                                                                ------------
HOTELS--0.64%
  368,525   EIH Ltd. .........................................       957,422
   48,220   Hotel Leela Venture Ltd. - Warrants expire
              9/30/00* # .....................................         4,860
   32,402   Indian Hotels Co. Ltd. ...........................       156,458
                                                                ------------
                                                                   1,118,740
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
HOUSING & CONSTRUCTION--0.00%
   27,950   NCL Seccolor Ltd.* # .............................  $          6
                                                                ------------
IRON & STEEL--0.48%
  300,000   Asian Alloys Ltd.* # .............................        36,282
  421,000   Kanakdhara Steel Ltd.* # .........................            94
  251,464   Tata Iron & Steel ................................       665,690
  984,000   Welspun Stahl Rohren Ltd.* # .....................       132,228
                                                                ------------
                                                                     834,294
                                                                ------------
MEDIA--4.63%
  118,700   Crest Communications Ltd. ........................       902,944
      600   Pentamedia Graphics ..............................         7,914
   58,388   SRI Adhikari Bros. Telecommunications Network ....       752,767
   66,150   Television Eighteen India* .......................       900,247
  550,000   Zee Telefilms Ltd. ...............................     5,519,093
                                                                ------------
                                                                   8,082,965
                                                                ------------
PAINTS/DYES/RUBBER--0.08%
   50,607   Ciba Specialty Chemicals Ltd. ....................       147,344
                                                                ------------
PESTICIDES/AGROCHEMICALS--1.54%
  147,211   Novartis India Ltd. ..............................     2,682,109
                                                                ------------
PETROCHEMICALS--0.19%
   49,177   Castrol India Ltd. ...............................       334,106
                                                                ------------
PETROLEUM--2.07%
   76,700   Bharat Petroleum Corporation Ltd. ................       331,279
  346,000   Hindustan Petroleum Corp. Ltd. ...................       951,209
  173,000   Hindustan Petroleum Corp. Ltd. (new shares)* # ...       432,984
1,575,000   Reliance Petroleum Ltd. ..........................     1,903,052
                                                                ------------
                                                                   3,618,524
                                                                ------------
PHARMACEUTICALS--11.41%
  125,900   Aurobindo Pharmaceuticals Ltd. ...................     1,256,885
  125,900   Aurobindo Pharmaceuticals Ltd. (new shares)* # ...     1,242,787
    4,005   Bayer India Ltd. .................................        60,905
   78,790   Burroughs Wellcome India Ltd. ....................       590,969
   33,256   Cipla Ltd. .......................................       643,483
   20,000   Cipla Ltd. (new shares)* # .......................       383,628
   92,872   Dr. Reddys Laboratories ..........................     2,716,168
   75,100   E. Merck India Ltd. ..............................       537,558
   37,850   Fulford India Ltd.* ..............................       173,779
   59,624   German Remedies Ltd. .............................       800,017
  108,145   Hoechst Marion Roussel Ltd. ......................     1,160,046
   60,200   Knoll Pharmaceuticals Ltd. .......................       473,713
  131,367   Morepan Laboratories Ltd. ........................     1,750,432
  248,200   Orchid Chemicals & Pharmaceuticals Ltd. ..........       812,973
  112,400   Pfizer Ltd........................................     1,413,874
      200   Pharmasia Ltd.* ..................................            17
   84,000   Ranbaxy Labs......................................     1,084,757
   36,050   Rhone Poulenc Ltd. ...............................       610,387
  283,500   Sun Pharmaceuticals Industries Ltd. ..............     3,407,714
   55,500   Wockhart Ltd. ....................................       552,638
   55,500   Wockhardt Life Sciences Ltd.......................        57,054
   33,750   Wyeth Lederle Ltd. ...............................       182,167
                                                                ------------
                                                                  19,911,951
                                                                ------------
PLASTICS/PIPES--0.00%
      300   Uniplas India Ltd.* # ............................             6
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
June 30, 2000
----------------------------------------------------------------------------

----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
POWER & ENERGY--0.38%
  122,298   BSES Ltd. ........................................  $    672,434
                                                                ------------
TEA & PLANTATION--0.35%
   81,501   Tata Tea Ltd. ....................................       605,462
                                                                ------------
TELECOMMUNICATIONS & CABLE--4.27%
   92,000   Global Tele Systems Ltd. .........................     2,758,146
   80,000   Himachal Futuristics Ltd. ........................     2,544,054
  350,790   Mahanagar Telephone Nigam Ltd. ...................     1,685,599
   78,200   Shyam Telecom Ltd.* ..............................       471,915
                                                                ------------
                                                                   7,459,714
                                                                ------------
TEXTILES--0.83%
  224,697   Grasim Industries Ltd. ...........................     1,440,275
   46,200   K.G. Denim Ltd.* .................................         4,501
                                                                ------------
                                                                   1,444,776
                                                                ------------
MISCELLANEOUS--1.19%
  220,746   Hindustan Zinc Ltd. ..............................        44,495
  277,600   Modiluft Ltd.* ...................................        60,929
  194,844   Navneet Publications Ltd. ........................     1,242,812
  107,800   Peerless Shipping* ...............................       301,792
  250,000   Shree Rama Multi-Tech Ltd. .......................       363,382
   26,800   Skyline Nepc Ltd.* ...............................           600
  152,000   TamilNadu Hospitals Ltd.* # ......................            34
  400,000   Tejoomal Industries Ltd.* # ......................            90
    5,000   Vikas WSP Limited* ...............................        56,697
                                                                ------------
                                                                   2,070,831
                                                                ------------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$110,237,304)......   183,583,765
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------
NON-CONVERTIBLE DEBENTURES --0.12%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                                                            VALUE
---------------------                                                                 ------------
           Rs. 12,938   10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each;
                          redeemable starting 1/14/01#..............................  $    213,208
               15,000   16.0% Rama Newsprint & Papers Ltd. of Rs. 60 each;
                          redeemable starting 1/02/00* #............................             0
                                                                                      ------------
TOTAL NON-CONVERTIBLE DEBENTURES (cost--$890,508)...................................       213,208
                                                                                      ------------

--------------------------------------------------------------------------------
BANK DEPOSIT --1.38%
--------------------------------------------------------------------------------

              107,500   Banque Nationale de Paris, 7.00%, due 7/03/00
                          (cost--$2,407,615)........................................     2,407,615
                                                                                      ------------
TOTAL INVESTMENTS IN INDIA (cost--$113,535,427).....................................   186,204,588
                                                                                      ------------

OTHER INVESTMENTS--0.09%
--------------------------------------------------------------------------------

TIME DEPOSITS--0.09%
--------------------------------------------------------------------------------

 US$   159   Brown Brothers Harriman & Co. Grand Cayman, 5.00%,
               due 7/03/00 @ (cost--$159,579)..................       159,579
                                                                 ------------
TOTAL INVESTMENTS (cost--$113,695,006)--106.78%................   186,364,167
Liabilities in excess of other assets--(6.78)%.................   (11,839,604)
                                                                 ------------
NET ASSETS (equivalent to $17.75 per share; applicable to
  9,830,611 shares outstanding)--100%..........................  $174,524,563
                                                                 ============

------------------------------

   Rs   --    Indian Rupees
    +         Affiliated security. Deemed as such because a Director of
              the Fund or an employee of the Investment Adviser or Trustee is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued security, aggregating $5,844,596 or 3.35% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
----------------------------------------------------------------------------

ASSETS
    INVESTMENTS IN UNAFFILIATED SECURITIES, AT
     VALUE (COST--$111,262,963)...................  $177,373,505
    INVESTMENTS IN AFFILIATED SECURITIES, AT VALUE
     (COST--$2,432,043)...........................     8,990,662  $186,364,167
                                                    ------------
    INDIAN RUPEES, AT VALUE (COST $21,996)........                       1,512
    RECEIVABLE FOR INVESTMENTS SOLD...............                   1,493,930
    DIVIDENDS AND INTEREST RECEIVABLE.............                     148,994
    PREPAID EXPENSES AND OTHER ASSETS.............                      56,479
                                                                  ------------
        TOTAL ASSETS..............................                 188,065,082
                                                                  ------------

LIABILITIES
    DEFERRED INDIAN WITHHOLDING TAXES.............                  12,924,098
    INVESTMENT ADVISORY FEE PAYABLE...............                      81,615
    TRUST ADMINISTRATOR FEE PAYABLE...............                      41,356
    ADMINISTRATOR FEE PAYABLE.....................                      20,698
    ACCRUED EXPENSES AND OTHER LIABILITIES........                     472,752
                                                                  ------------
        TOTAL LIABILITIES.........................                  13,540,519
                                                                  ------------

NET ASSETS
    COMMON STOCK, $0.01 PAR VALUE; 9,830,611
     SHARES ISSUED AND OUTSTANDING
     (50,000,000 SHARES AUTHORIZED)...............                      98,306
    ADDITIONAL PAID-IN CAPITAL....................                 113,347,650
    UNDISTRIBUTED NET INVESTMENT LOSS.............                  (2,058,212)
    ACCUMULATED NET REALIZED LOSS.................                  (2,770,066)
    NET UNREALIZED APPRECIATION OF INVESTMENTS AND
     OTHER ASSETS AND LIABILITIES DENOMINATED IN
     INDIAN RUPEES (NET OF DEFERRED INDIAN
     WITHHOLDING TAX OF $8,843,419)...............                  65,906,885
                                                                  ------------
                                                                  $174,524,563
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $17.75
                                                                  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2000
----------------------------------------------------------------------------

INVESTMENT INCOME
    DIVIDENDS FROM UNAFFILIATED SECURITIES.................................  $ 2,138,357
    DIVIDENDS FROM AFFILIATED SECURITIES...................................        9,534
    INTEREST...............................................................       78,225  $   2,226,116
                                                                             -----------

EXPENSES
    ADVISORY FEES..........................................................    1,002,902
    CUSTODIAN AND ACCOUNTING FEES..........................................      916,706
    TRUST ADMINISTRATION FEES..............................................      588,861
    LEGAL AND AUDIT FEES...................................................      351,374
    ADMINISTRATION FEES....................................................      273,195
    INTEREST EXPENSE.......................................................      156,345
    DIRECTORS' FEES AND EXPENSES...........................................      150,439
    INSURANCE EXPENSE......................................................      105,526
    REPORTS TO SHAREHOLDERS................................................       93,513
    TRANSFER AGENT FEES....................................................       27,621
    MAURITIUS ADMINISTRATION FEES AND OTHER EXPENSES.......................       16,800
    REGISTRATION FEES......................................................       12,688
    MISCELLANEOUS..........................................................       32,735      3,728,705
                                                                             -----------  -------------
    NET INVESTMENT LOSS BEFORE TAXES.......................................                  (1,502,589)
    DEFERRED INDIAN WITHHOLDING TAX EXPENSE................................                     (17,189)
                                                                                          -------------
    NET INVESTMENT LOSS....................................................                  (1,519,778)
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    NET REALIZED GAIN ON INVESTMENTS--UNAFFILIATED SECURITIES..............   16,399,849
    NET REALIZED LOSS ON INVESTMENTS--AFFILIATED SECURITIES................     (496,220)
    DEFERRED INDIAN WITHHOLDING TAX........................................   (1,892,106)
                                                                             -----------
    NET REALIZED GAIN ON INVESTMENTS.......................................                  14,011,523
    NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS.....................                    (261,368)
    NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF:
        INVESTMENTS (NET OF INCREASE IN DEFERRED INDIAN WITHHOLDING TAX OF
        $2,675,635)........................................................                  29,206,232
        OTHER ASSETS AND LIABILITIES DENOMINATED IN INDIAN RUPEES..........                    (154,019)
                                                                                          -------------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS..........................................................                  42,802,368
                                                                                          -------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $  41,282,590
                                                                                          =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                      FOR THE YEAR     FOR THE YEAR
                                                         ENDED            ENDED
                                                     JUNE 30, 2000    JUNE 30, 1999
                                                    ----------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    NET INVESTMENT LOSS...........................  $    (1,519,778)   $   (789,446)
    NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS........................       13,750,155       5,110,428
    NET CHANGE IN UNREALIZED APPRECIATION OF
     INVESTMENTS AND OTHER ASSETS AND LIABILITIES
     DENOMINATED IN INDIAN RUPEES.................       29,052,213      34,527,062
                                                    ---------------    ------------
    TOTAL FROM INVESTMENT OPERATIONS..............       41,282,590      38,848,044
                                                    ---------------    ------------

CAPITAL SHARE TRANSACTIONS
    CAPITAL CONTRIBUTIONS FROM INVESTMENT
     ADVISER......................................        --                437,275
                                                    ---------------    ------------
NET INCREASE IN NET ASSETS........................       41,282,590      39,285,319

NET ASSETS
    BEGINNING OF YEAR.............................      133,241,973      93,956,654
                                                    ---------------    ------------
    END OF YEAR...................................  $   174,524,563    $133,241,973
                                                    ===============    ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 2000
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund registered itself as a foreign company in the Republic of Mauritius.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States, requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in-capital. As a result of permanent book/tax differences relating to a net operating loss for the year, $1,738,602 has been reclassified from undistributed net investment loss to additional paid-in capital.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, wholly-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. Two officers of the Mauritius Administrator are also directors of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was $115,118,680. Accordingly, net unrealized appreciation of investments of $71,245,487 was composed of gross appreciation of $96,263,154 for those investments having an excess of value over cost and gross depreciation of $25,017,667 for those investments having an excess of cost over value.

For the year ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short term securities, were $40,214,417 and $48,407,437, respectively.

At June 30, 2000, the Fund owned securities valued at approximately $1,421,400 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

NOTE 4  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $243,413 for the year ended June 30, 2000 for legal services to a law firm of which the Fund's assistant secretary is a partner.

For the year ended June 30, 2000, the Fund paid approximately $10,749, $4,757, $1,525, $982 and $359 in brokerage commissions to UTI Securities Exchange Ltd., IDBI Capital Markets, ABN Amro Asia Equities, DSP Merrill Lynch and Investsmart India Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

During the year ended June 30, 2000, the Fund utilized $13,134,959 of capital losses carried forward from prior years. In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occuring after October 31, 1999 in the amount of $25,077. Such losses are treated for tax purposes as arising on July 1, 2000.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. However, remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to a 10% Indian withholding tax. The Fund accrues for such withholding taxes on the net investment income and net realized and unrealized gains derived in India. At June 30, 2000, $12,924,098 in aggregate net deferred Indian withholding taxes payable were accrued by the Fund. With certain limitations, U.S. shareholders will be able to credit such withholding taxes against their U.S. federal income tax liabilities on foreign source income in the year when such tax is actually paid by the Fund, if so elected by the Fund. Should the Fund require funds from the Trust in excess of the net investment income or net realized gains earned by the Trust, the Fund would have to redeem units representing interest in the Trust. Gains,

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
if any, realized upon redemption of units representing the Fund's interest in the Trust described above would be subject to 10% withholding tax to the extent the gains are long-term and 48% to the extent the gains are short-term.

Upon registration as a foreign company in Mauritius, the Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (units of the Trust).

The Fund will be liable for tax in Mauritius at a fixed rate of 15% on its taxable income for Mauritius tax purposes. It will, however, be entitled to a tax credit equivalent to the higher of the foreign taxes paid and 90% of the Mauritius tax on its foreign source income which will result in a maximum tax rate of 1.5%. There is no capital gains tax in Mauritius. For the year ended June 30, 2000, no provision for Mauritius taxes is considered necessary as a result of a net investment loss incurred by the Fund.

The Fund continues to comply with the tests and conditions and the related requirements to be eligible for the benefits of the double taxation treaty between Mauritius and India. However, due to the uncertainty surrounding the availability of the benefits under the double taxation treaty to the Fund, the Fund continues to accrue the applicable withholding tax in India described above.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE 7  CAPITAL STOCK

There were no transactions in shares of common stock for the year ended June 30, 2000 or for the year ended June 30, 1999.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
----------------------------------------------------------------------

NOTE 8  CREDIT FACILITY

On March 22, 1999, the Fund entered into a credit facility (the "Credit Facility") of Indian Rupees 210,000,000 ($4,827,586) from UTI Bank Ltd. ("UTI Bank"), an affiliate of the Investment Adviser, for a period of one year at an interest rate of 16.32% per annum through December 31, 1999 and 15.81% thereafter.

On April 6, 1999, the Credit Facility was increased to Indian Rupees 310,000,000 ($7,126,437). During the year ended June 30, 2000 the maximum and average amount of the loan outstanding under the Credit Facility during the borrowing period was approximately $7,118,107 and approximately $2,330,606, respectively. During the year ended June 30, 2000, the Fund incurred $156,345 in interest expense under the Credit Facility at a weighted average interest rate of 16.26%. At
June 30, 2000, the Fund did not have an outstanding loan balance to UTI Bank under the Credit Facility.

NOTE 9  CONCENTRATION OF RISK

At June 30, 2000, all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                        FOR THE YEAR ENDED JUNE 30,
                                        ------------------------------------------------------------
                                          2000        1999         1998         1997         1996
                                          ----        ----         ----         ----         ----
Net asset value, beginning of
  year..............................      $13.55      $ 9.56       $12.52       $13.67       $15.86
                                        --------    --------      -------     --------     --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income (loss) before
  tax...............................       (0.15)      (0.11)       (0.07)       (0.05)        0.11 *
Net deferred Indian withholding
  (tax)/tax benefit on net
  investment income (loss)..........       (0.00)@      0.03         0.02         0.02        (0.01)*
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions.............        4.82        4.51        (3.06)       (1.16)       (1.47)*
Deferred Indian withholding
  (tax)/tax benefit on net realized
  and unrealized gain (loss) on
  investments.......................       (0.47)      (0.48)        0.15         0.12         0.03 *
                                        --------    --------      -------     --------     --------
Total income (loss) from investment
  operations........................        4.20        3.95        (2.96)       (1.07)       (1.34)
                                        --------    --------      -------     --------     --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income..........       --          --           --           (0.08)       --
From net realized gain on
  investments.......................       --          --           --           --           --
In excess of net realized gain on
  investments.......................       --          --           --           --           (0.35)
                                        --------    --------      -------     --------     --------
Total dividends and distributions to
  shareholders......................       --          --           --           (0.08)       (0.35)
                                        --------    --------      -------     --------     --------
CAPITAL SHARE TRANSACTIONS
Capital contributions from
  Investment Adviser................       --           0.04        --           --           --
Dilutive effect of rights
  offering..........................       --          --           --           --           (0.37)
Offering costs charged and
  adjustments to additional paid-in
  capital...........................       --          --           --           --           (0.13)
                                        --------    --------      -------     --------     --------
Total capital share transactions....       --           0.04        --           --           (0.50)
                                        --------    --------      -------     --------     --------
Net asset value, end of year........      $17.75      $13.55       $ 9.56       $12.52       $13.67
                                        ========    ========      =======     ========     ========
Market value, end of year...........      $11.38      $ 9.56       $ 7.25       $13.38       $14.63
                                        ========    ========      =======     ========     ========
TOTAL INVESTMENT RETURN (a).........       19.04%      31.90%      (45.79)%      (7.98)%     (15.88)%
                                        ========    ========      =======     ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000 omitted).....................    $174,525    $133,242      $93,957     $123,086     $134,329
Ratio of expenses, excluding
  (tax)/tax benefit, to average net
  assets (b)........................        1.94%       2.51%        2.32%        2.37%        2.17%
Ratio of expenses, including
  (tax)/tax benefit, to average net
  assets (c)........................        1.95%       2.21%        1.87%        2.23%        2.24%
Ratio of net investment income
  (loss) to average net assets......       (0.79)%     (0.70)%      (0.18)%      (0.26)%       0.72%
Portfolio turnover..................          20%         30%          23%          31%          10%

----------------------------------
 @ Net deferred Indian withholding tax on net investment income for Indian tax purposes equivalent to $0.0017 per share.
 * Based on average shares outstanding.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b) Includes interest expense of $156,345 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the years ended June 30, 2000 and 1999, respectively.
(c) Includes interest expense net of deferred Indian withholding tax benefit of $140,711 (or 0.07% of average net assets) and of $138,277 (or 0.12% of average net assets) for the years ended June 30, 2000 and 1999, respectively.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report of Independent Accountants
---------------------------------------------------------

To the Shareholders and Board of Directors of The India Growth Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Growth Fund Inc. (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

August 21, 2000

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INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasb01.vsn1.net.in

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (201) 318-4150
Fax Number (201) 533-2847

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India

SHAREHOLDER SERVICING AGENT
PNC Bank, N.A.
300 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India

DIRECTORS
Pierre Dinan
Uday Kumar Gujadhur
G.P. Gupta
Thomas L. Hansberger
Ishaat Hussain (appointed January 24, 2000)
N.R. Narayan Murthy
Peter J. Pearson
Christopher Reeves
P.S. Subramanyam
Antoine W. van Agtmael

OFFICERS
P.S. Subramanyam, CHAIRMAN OF THE BOARD & PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   ANNUAL REPORT
   JUNE 30, 2000